SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS
OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30

1. REQUISITION NUMBER:

PAGE 1 OF 1

2. CONTRACT NO.: GS-07F-0238

3. AWARD/EFFECTIVE DATE: 4/8/10

4. ORDER NUMBER: GS-P-06-10-GZ-0003

5. SOLICITATION NUMBER: GS-06P-10-GZC-0008

6. SOLICITATION ISSUE DATE: 1/14/10

7. FOR SOLICITATION INFORMATION CALL:
a. NAME: Chris Cox, Contract Specialist
b. TELEPHONE NUMBER (No collect calls): (816) 926-7894

8. OFFER DUE DATE/ LOCAL TIME: 3/18/10 10:00am

9. ISSUED BY — CODE 6PCA-E

General Services Administration
Design and Construction Division
East Acquisition Branch
1500 East Bannister Road, Room 2242
Kansas City, MO 64131-3088

10. THIS ACQUISITON IS
[X] UNRESTRICTED OR [ ] SET ASIDE: % FOR:
[ ] SMALL BUSINESS [ ] EMERGING SMALL BUSINESS
[ ] HUBZONE SMALL BUSINESS
[ ] SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS [ ] 8(A)
NAICS: 238210
SIZE STANDARD: $14 Million

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED
[ ] SEE SCHEDULE

12. DISCOUNT TERMS: .5% Net 15 days

[ ] 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

13b. RATING

14. METHOD OF SOLICITATION
[ ] RFQ [ ] IFB [X] RFP

15. DELIVER TO — CODE 6PCA-E

1500 East Bannister Road, Room 2242
Kansas City, MO 64131-3088

16. ADMINISTERED BY — CODE 6PCA-E

East Acquisition Branch

17a. CONTRACTOR/ OFFEROR — CODE 1GEH4 — FACILITY CODE

Paradigm Solutions Corporation
9715 Key West Avenue
Third Floor
Rockville, MD 20850

TELEPHONE NO. (301) 468-1200

[ ] 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

18a. PAYMENT WILL BE MADE BY — CODE BCFA

PBS PAYMENTS BRANCH
P.O. BOX 17181
FORT WORTH TX 76102-0181

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED [ ] SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	See Attached Section B - Amendment 2				

(Use Reverse and/or Attach Additional Sheets as Necessary)

25. ACCOUNTING AND APPROPRIATION DATA

26. TOTAL AWARD AMOUNT (For Govt. Use Only)

[X] 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA [X] ARE [ ] ARE NOT ATTACHED

[ ] 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA [ ] ARE [ ] ARE NOT ATTACHED

[X] 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 3 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED

[ ] 29. AWARD OF CONTRACT: REF. ______ OFFER DATED ______. YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR: [signature]

30b. NAME AND TITLE OF SIGNER (Type or print): Richard Sawchak, Sr. Vice President and CFO

30c. DATE SIGNED: March 18, 2010

31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER): Vickie L. Ford

31b. NAME OF CONTRACTING OFFICER (Type or print): VICKIE L. FORD

31c. DATE SIGNED: 4/8/10

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT

32a. QUANTITY IN COLUMN 21 HAS BEEN

☐ RECEIVED ☐ INSPECTED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED: ____________

32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	32c. DATE	32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE		32f. TELPHONE NUMBER OF AUTHORZED GOVERNMENT REPRESENTATIVE
		32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE

33. SHIP NUMBER	34. VOUCHER NUMBER	35. AMOUNT VERIFIED CORRECT FOR	36. PAYMENT	37. CHECK NUMBER
PARTIAL ☐ FINAL ☐			☐ COMPLETE ☐ PARTIAL ☐ FINAL	
38. S/R ACCOUNT NO.	39. S/R VOUCHER NUMBER	40. PAID BY		

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT		42a. RECEIVED BY *(Print)*	
41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	41c. DATE	42b. RECEIVED AT *(Location)*	
		42c. DATE REC'D *(YY/MM/DD)*	42d. TOTAL CONTAINERS

SCHEDULE Continued

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE $	AMOUNT $
0001	DISA UPS and Electrical Upgrades See Attached for a breakdown of CLIN amounts. Paradigm Solutions is eligible to receive this task order due to a teaming arrangement they have with Alliance Micro, Inc., effective date September 2, 2009. Alliance Micros FSS Contract Number: GS-07F-0066T Alliance Micro, Inc. 4124 Walney Road Ste H Chantilly, VA 20151-2937 Phone: 703.421.0054 Accounting and Appropriation Data: PN0F00491.2010.192X.06.PG80.P0646001.516.PG413.B0904795.MO0606AF.057.0904795 $10,500,338.88 PN0F00491.2010.192X.06.PG80.P0646001.516.PG413.B0943769.MO0606AF.058.0943769 $466,212.58	1.00	EA	10,966,551.46	10,966,551.46